UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)      April 30, 1996
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                                MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                              19884
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)

Item 5.  Other Events

     The net credit losses and loan delinquencies for MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, for its net loan portfolio and its managed loan portfolio for April 30, 1996, were as follows:



                                     Net
                                 Credit Losses               Delinquencies (3)
                                 -------------               -------------
                                 (Annualized)



Net Loan Portfolio (1)
   April 1996                        2.46%                       3.28%





Managed Loan Portfolio (2)
   April 1996                        3.42%                       3.83%




   (1) Net loan portfolio delinquencies do not include securitized loans or loans held for securitization.

   (2) Managed loan portfolio includes the Bank's loan portfolio, loans held for securitization, and securitized loans.

   (3)  Delinquencies represent loans which are 30 days or more past due.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                        MBNA CORPORATION


Date:  May 14, 1996                          By:   /s/ Victor P. Manning
                                             ----------------------------------
                                                       Victor P. Manning
                                                Senior Executive Vice President
                                                 and Chief Accounting Officer
                                                    MBNA America Bank, N.A.